LGT ASSET MANAGEMENT
A PIONEER IN
GLOBAL
INVESTING
G.T. GLOBAL
DEVELOPING
MARKETS
FUND, INC.

ANNUAL REPORT
DECEMBER 31, 1995

                                                                          [LOGO]

                                     TABLE
                                  OF CONTENTS

Report from the Fund
Managers...............          1

Report of Independent
Accountants............        F-1

Financial Statements...        F-2

REPORT FROM THE FUND MANAGERS

We are pleased to present the Annual Report of the G.T. Global Developing Markets Fund, Inc. for the 12 months ended December 31, 1995. The Fund's primary investment objective is long-term capital appreciation; its secondary objective is income consistent with seeking long-term capital appreciation. The Fund normally invests in the developing markets of Asia, Europe and Latin America, as well as other markets we believe offer opportunities.
PERFORMANCE REVIEW
As of December 31, 1995, the Fund had 55.7% of its net assets invested in emerging market equities, 41.6% in emerging market debt instruments and the remainder in cash and other assets. The Fund's total return for the 12 months ended December 31, 1995, based on net asset value (NAV), was -0.95%. The share price of the Fund, as traded on the New York Stock Exchange, was at a 15.9% discount to NAV on December 31.
In 1995, we experienced a year of high volatility throughout emerging markets. Although emerging debt securities ended the year in positive territory, almost every emerging equity market finished the year down in dollar terms.
MARKET REVIEW
Some of the decline in emerging markets was triggered by events that often had little or no bearing on the underlying fundamental values of the affected markets. These episodes included the Chiapas unrest in Mexico and the alleged illicit campaign contributions to the Colombian presidential election. Much more relevant was the hike in interest rates by the U.S. Federal Reserve (the Fed) in early February 1994, and the devaluation of the Mexican peso on December 20, 1994.
The Fed's move set off a series of U.S. interest rate hikes that continued through June 1995, provoking a generalized selloff of emerging market securities. Well before the end of 1995, this trend reversed and global interest rates began to decline once again.
The Mexican peso devaluation was more worrisome, as it put into question the credibility of the Mexican authorities and their capacity and willingness to face serious imbalances, such as a ballooning external trade deficit, without resorting to inflationary measures. Because Mexico had become the benchmark of emerging markets, the credibility issue spilled over into emerging market stock and bond markets.

Many emerging countries were forced to raise interest rates to maintain the value of their currencies -- currencies that had previously been considered sound. Mexico and Argentina had to raise rates while their economies were falling into recession. Brazil managed a balancing act, using high interest rates to slow the economy and maintain its foreign exchange rate. In Asia, Thailand and Indonesia raised rates in an effort to keep their economies from overheating. In India, the Mexican crisis encouraged a selloff, although other domestic problems concerning politics and the budget were ultimately responsible for the Bombay stock market's decline.

Less than six months into the crisis, volatility abated. By the end of October, the bond markets demonstrated their resilience by recovering substantially all the losses suffered due to the Mexican devaluation. Equities were not so fortunate. Although a handful of markets such as Hong Kong, Argentina, Singapore, Greece and South Africa ended the year positively, the ride was a bumpy one. Other stock markets, such as The Philippines, India, Pakistan, Brazil, Mexico and Colombia, ended the year with double-digit declines.

Some remnants of the crisis remain; for example, recessions in Mexico and Argentina. We believe there is also increased awareness of these nations' commitment to continue to implement sound policies despite recent adversities.

PORTFOLIO STRATEGY
As panic spread throughout emerging markets during the first quarter of 1995, we increased our debt weighting. We did so with the view that in an environment of such uncertainty, corporate earnings might disappoint, but sovereign issuers of debt would continue to pay their bills, and even possibly experience an upward rerating, given the depressed levels to which their debt had fallen.

We also aggressively diversified geographically and increased our debt position in eastern Europe with purchases in Bulgaria, Poland and Russia. In addition, we bought debt in Nigeria and reduced our holdings in Morocco. Later in the year, we increased our overall equity portion as well, ending the year almost fully invested.

OUTLOOK
While emerging markets have been volatile and economic activity may not be as high as expected a year ago, we believe emerging economies continue to provide considerable value and growth potential. In broad terms, we believe the emerging

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    1995 A YEAR OF
   DIVERGENCE ACROSS
   EMERGING MARKETS*
South Africa                                             19.98%
Argentina                                                 12.86
Chile                                                     -2.66
Korea                                                     -3.32
Brazil                                                   -19.25
Mexico                                                   -21.94
Colombia                                                 -25.54
Venezuela                                                -27.10
India                                                    -30.94
* Yearly return of the Morgan Stanley Capital
Indices.
Returns are in U.S. dollars with reinvested
dividends

countries of East and Southeast Asia are likely to continue their high growth rates, though slightly slower than before. When we consider that several countries have experienced growth of 7%-10% per year for several years, we believe a slight slowdown may actually be healthy for long-term economic performance, especially in light of an easing global interest rate environment. Finally, we believe the Mexican crisis actually resulted in a strengthening of many Latin American countries' economic fundamentals, such as diminishing current account deficits, while reinforcing the need for a vigilant policy on growth and inflation.
We believe the Latin American region is improving and think the tight monetary and fiscal policies implemented in the aftermath of the Mexican crisis have already produced the expected results, leaving room for a more accommodative policy stance. Eastern and central Europe are now enjoying the strongest growth in the last three years, and we believe monetary policy may also be relaxed in Bulgaria, the Czech Republic and Hungary, if stability persists. If, as expected, Russia bottoms at current levels, the growth potential for this group of countries could exceed 6% in 1995, versus a 0.2% decline in 1994.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     EMERGING MARKET BRADYS RALLY
            JP MORGAN EMBI
                 DATE                      VALUE
6-Jan                                       168.58
13-Jan                                      168.82
20-Jan                                      163.41
27-Jan                                      164.19
3-Feb                                       169.27
10-Feb                                      163.54
17-Feb                                      161.08
24-Feb                                      161.11
3-Mar                                       153.41
10-Mar                                      142.94
17-Mar                                      143.16
24-Mar                                      149.64
31-Mar                                       154.8
7-Apr                                       161.25
14-Apr                                      163.25
21-Apr                                      170.18
28-Apr                                      171.42
5-May                                       179.39
12-May                                      183.53
19-May                                      187.94
26-May                                      187.68
2-Jun                                       190.52
9-Jun                                       176.13
16-Jun                                      185.45
23-Jun                                      183.75
30-Jun                                      190.14
7-Jul                                       197.45
14-Jul                                      195.33
21-Jul                                       188.8
28-Jul                                      191.34
4-Aug                                       193.92
11-Aug                                      194.48
18-Aug                                      193.21
25-Aug                                      192.36
1-Sep                                       195.71
8-Sep                                       196.57
15-Sep                                      200.66
22-Sep                                      199.77
29-Sep                                      201.48
6-Oct                                       201.62
13-Oct                                      201.68
20-Oct                                       203.1
27-Oct                                      197.85
10-Nov                                      195.15
17-Nov                                      200.49
24-Nov                                      201.87
1-Dec                                       207.36
8-Dec                                        209.4
15-Dec                                      209.55
22-Dec                                      217.89
29-Dec                                      222.03

In contrast to the largely negative performance across emerging stock markets, emerging market Brady bonds had a volatile, but considerably strong year, returning 31.7%.
* It includes the effect of reinvested   dividends
Source: Bloomberg
Last, but not least, we will continue to diversify by investing in emerging Asian markets, which have historically provided high growth rates, spurred by high export growth.

CHRISTIAN WIGNALL               SIMON NOCERA
CHIEF INVESTMENT OFFICER        PORTFOLIO MANAGER
GLOBAL EQUITIES                 SAN FRANCISCO

                                JAMES M. BOGIN
                                PORTFOLIO MANAGER
                                SAN FRANCISCO
                                JANUARY 16, 1996

G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

KEY PORTFOLIO HOLDINGS*

PEREGRINE INVESTMENT HOLDINGS LTD.                                     HONG KONG
Peregrine Investment is an investment holding company, active in corporate finance, securities brokerage, trading of fixed income securities, direct investment, and other financial services.

REMBRANDT GROUP LTD.                                                SOUTH AFRICA
Rembrandt Group is an investment holding company, with activities in tobacco, banking, forestry, printing, packaging and financial services. The group is also involved in life insurance and medical services, and has interests in mining and food and beverages.

BANCO LATINOAMERICANO DE EXPORTACIONES S.A. (BLADEX)                      MEXICO
This bank specializes in trade finance across Latin America and the Caribbean. Bladex makes mainly short-term, dollar-denominated loans to banks in the region who loan funds to businesses in their respective countries.

PANAMERICAN BEVERAGES, INC.                                               MEXICO
Panamco is the largest soft drink bottler in Latin America and the largest Coca-Cola bottler outside of the United States. The company's territory is comprised of around 70 million people.

LONRHO PLC.                                                                   UK
Lonrho is a diversified conglomerate whose key assets include mining, hotels and assorted agricultural and industrial businesses. Though Lonrho is based in the UK, many of its assets are in Africa.

PAKISTAN TELECOMMUNICATIONS CO., LTD.                                   PAKISTAN
Pakistan Telecom is the national telephone company of Pakistan, providing basic local and long-distance services. The company is in the process of privatization, which is scheduled to be completed in August 1996. With line penetration in Pakistan at only 2%, we believe there is considerable room for network growth.

SINGER CO., N.V.                                                       HONG KONG
Singer is the largest sewing machine manufacturer in the world; it is also one of the largest distributors/retailers of sewing machines and other consumer durables in emerging markets, with over 40,000 distribution points including over 1,100 stores. Singer recently reentered China, where sewing machine consumption is 40% of world consumption.

COMMERCIAL BANK OF KOREA                                             SOUTH KOREA
Commercial Bank of Korea provides commercial, retail and international banking services. We anticipate a general recovery in Korea's banking sector earnings as a result of a decline in the loan loss provision, healthy economic growth in 1996 and continued financial deregulation, which would give banks more flexibility in establishing lending rates and lending targets.

KEPPEL CORP., LTD.                                                     SINGAPORE
Keppel Corp is a diversified conglomerate with shipbuilding and ship repair, real estate, banking, telecommunications and engineering activities.

DICKSON CONCEPTS INTERNATIONAL LTD.                                    HONG KONG
Dickson Concepts is a wholesale and retail distributor of watches, writing instruments, jewelry, lighters, clothing, leather goods and other merchandise. Sales in Hong Kong and Southeast Asia compose the majority of earnings. In the UK, the company also owns Harvey Nichols, a high-end retailer.

------------------

* There can be no assurance the Fund will continue to hold these securities. G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
PORTFOLIO SUMMARY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GEOGRAPHIC ALLOCATION OF NET ASSETS
AS OF DECEMBER 31, 1995
LATIN AMERICA                                                      45.6
ASIA-PACIFIC                                                       24.9
EUROPE                                                             14.7
AFRICA                                                             12.1
NORTH AMERICA & OTHER                                               2.7
SECTOR ALLOCATION OF NET ASSETS
AS OF DECEMBER 31, 1995
GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS                         35.5
FINANCE                                                            19.4
MULTI-INDUSTRY/MISCELLANEOUS                                       13.8
SERVICES                                                            7.6
CONSUMER NON-DURABLES                                               7.0
MATERIALS/BASIC INDUSTRIES                                          4.7
SOVEREIGN DEBT                                                      4.7
OTHER EQUITY INVESTMENTS                                            3.2
CORPORATE BONDS                                                     1.4
SHORT-TERM & OTHER                                                  2.7

ALLOCATIONS WILL CHANGE BASED ON CURRENT MARKET CONDITIONS.

G.T. GLOBAL
DEVELOPING
MARKETS
FUND, INC.

FINANCIAL
STATEMENTS

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of G.T. Global Developing Markets Fund, Inc. ("Fund"):

We have audited the accompanying statement of assets and liabilities of G.T. Global Developing Markets Fund, Inc., including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 11, 1994 (commencement of operations) to December 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of G.T. Global Developing Markets Fund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from January 11, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 12, 1996

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Finance (19.4%)
  Peregrine Investment Holdings Ltd. ........................   HK          9,955,000   $ 12,875,065         3.1
    INVESTMENT MANAGEMENT
  Banco LatinoAmericano de Exportaciones S.A. (Bladex) "E"{\/
   }  .......................................................   PAN           254,800     11,848,200         2.8
    OTHER FINANCIAL
  Commercial Bank of Korea ..................................   KOR           900,280      9,174,569         2.2
    BANKS-MONEY CENTER
  Administradora de Fondos de Pensiones Provida S.A. - ADR{\/
   }  .......................................................   CHLE          248,400      6,862,050         1.6
    OTHER FINANCIAL
  Suramericana de Seguros S.A.  .............................   COL           376,164      6,683,984         1.6
    INSURANCE - MULTI-LINE
  Uniao Bancos Brasileiras "A" Preferred  ...................   BRZL      167,100,000      6,534,733         1.5
    BANKS-MONEY CENTER
  Banco Ganadero S.A.: ......................................   COL                --             --         1.3
    BANKS-REGIONAL
    ADR{\/} .................................................   --            387,500      5,037,500          --
    144A GDR{\/}  ...........................................   --             15,000        285,000          --
  Banco Itau S.A. Preferred .................................   BRZL       18,540,000      5,170,670         1.2
    BANKS-REGIONAL
  Daewoo Securities Co. .....................................   KOR           198,460      5,168,096         1.2
    SECURITIES BROKER
  Bank Gdanski - GDR-/- {\/}  ...............................   POL           324,200      3,152,845         0.7
    BANKS-REGIONAL
  Samsung Securities Co., Ltd. ..............................   KOR            75,670      2,546,071         0.6
    SECURITIES BROKER
  Banco de Colombia - 144A GDR{.} {\/} ......................   COL           357,200      1,786,000         0.4
    BANKS-MONEY CENTER
  Banco Commercial S.A.:  ...................................   URGY               --             --         0.4
    BANKS-REGIONAL
    Reg. S GDR(.) -/- {\/} ..................................   --             64,300        948,425          --
    144A ADR{.} -/- {\/} ....................................   --             56,325        830,794          --
  Hanshin Securities Co. ....................................   KOR            93,090      1,656,107         0.4
    SECURITIES BROKER
  Banco Bradesco S.A. Preferred .............................   BRZL      159,956,279      1,399,226         0.3
    BANKS-MONEY CENTER
  Robinson's Land Corp. "B"-/- ..............................   PHIL        4,364,000        616,055         0.1
    REAL ESTATE
                                                                                        ------------
                                                                                          82,575,390
                                                                                        ------------
Multi Industry/Miscellaneous (13.8%)
  Rembrandt Group Ltd. ......................................   SAFR        1,242,700     11,934,285         2.8
    CONGLOMERATE
  Lonrho PLC ................................................   UK          3,696,000     10,099,301         2.4
    CONGLOMERATE
  Keppel Corp., Ltd. ........................................   SING        1,019,000      9,080,198         2.2
    CONGLOMERATE
  Malbak Ltd. ...............................................   SAFR          856,200      5,931,966         1.4
    CONGLOMERATE

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi Industry/Miscellaneous (Continued)
  Jardine Matheson Holding Ltd.{\/} .........................   HK            754,200   $  5,166,270         1.2
    CONGLOMERATE
  ROC Taiwan Fund-/- ........................................   US            473,900      4,975,950         1.2
    COUNTRY FUNDS
  Grasim Industries Ltd.: ...................................   IND                --             --         0.7
    MISCELLANEOUS
    144A GDR{.} {\/} ........................................   --            113,000      2,203,500          --
    144A GDR Tranche 2{.} -/- {\/} ..........................   --             44,000        858,000          --
  Barlow Ltd. ...............................................   SAFR          200,000      2,853,615         0.7
    CONGLOMERATE
  Aboitiz Equity Ventures, Inc.-/- ..........................   PHIL       10,197,000      1,945,250         0.5
    CONGLOMERATE
  Mahindra & Mahindra Ltd. - GDR-/- {\/} ....................   IND            88,000      1,132,560         0.3
    MISCELLANEOUS
  BHI Corp.{\/} .............................................   BLZ            49,000        771,750         0.2
    CONGLOMERATE
  Peregrine Indian Smaller Companies Fund - 144A{.} -/-
   {\/}  ....................................................   UK              5,000        327,500         0.1
    COUNTRY FUNDS
  Jurong Shipyard Ltd. ......................................   SING           42,000        323,762         0.1
    MISCELLANEOUS
                                                                                        ------------
                                                                                          57,603,907
                                                                                        ------------
Services (7.6%)
  Pakistan Telecommunications Co., Ltd. - 144A GDR{.} -/- {\/
   }  .......................................................   PAK           110,409      9,384,765         2.2
    TELEPHONE NETWORKS
  Dickson Concepts International Ltd. .......................   HK          9,339,000      8,696,430         2.1
    WHOLESALE & INTERNATIONAL TRADE
  SPT Telecom-/-  ...........................................   CZCH           73,150      6,914,144         1.6
    TELEPHONE NETWORKS
  South China Morning Post (Holdings) Ltd. ..................   HK          8,940,000      5,463,205         1.3
    BROADCASTING & PUBLISHING
  Sears Roebuck de Mexico, S.A. de C.V. "B1"-/-  ............   MEX           708,800      1,666,140         0.4
    RETAILERS-OTHER
  Genting Bhd. ..............................................   MAL             1,500         12,524          --
    LEISURE & TOURISM
  Gran Cadena de Almacenes Colombianos S.A. .................   COL            10,000         11,307          --
    RETAILERS-OTHER
  Resorts World Bhd. ........................................   MAL             1,000          5,356          --
    LEISURE & TOURISM
                                                                                        ------------
                                                                                          32,153,871
                                                                                        ------------
Consumer Non-Durables (7.0%)
  Panamerican Beverages, Inc. "A"{\/} .......................   MEX           332,400     10,636,800         2.5
    BEVERAGES - NON ALCOHOLIC
  Amway Asia Pacific Ltd.{\/} ...............................   HK            140,000      4,987,500         1.2
    HOUSEHOLD PRODUCTS
  Companhia Tecidos Norte de Mina Preferred-/- ..............   BRZL       12,499,861      4,180,771         1.0
    TEXTILES & APPAREL
  Companhia Cervejaria Brahma Preferred .....................   BRZL        9,270,000      3,816,088         0.9
    BEVERAGES - ALCOHOLIC
  Bavaria ...................................................   COL           953,038      2,597,882         0.6
    BEVERAGES - ALCOHOLIC
  Sudamtex de Venezuela - ADR{\/} ...........................   VENZ          402,050      1,758,969         0.4
    TEXTILES & APPAREL
  JCT Limited - GDR-/- {\/} .................................   IND           124,000        682,000         0.2
    TEXTILES & APPAREL

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                                                                           Market        % of Net
Equity Investments                                             Country      Shares         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (Continued)
  Noble China-/- ............................................   CAN           150,000   $    604,263         0.1
    BEVERAGES - ALCOHOLIC
  South African Breweries Ltd. ..............................   SAFR           12,400        454,219         0.1
    BEVERAGES - ALCOHOLIC
                                                                                        ------------
                                                                                          29,718,492
                                                                                        ------------
Materials/Basic Industry (4.7%)
  Cemex, S.A. de C.V. "B" ...................................   MEX         1,550,375      5,637,727         1.3
    CEMENT
  Paranapanema S.A. Min., Ind. E Construacao Preferred ......   BRZL      380,000,000      4,888,340         1.2
    METALS - NON-FERROUS
  SA Iron & Steel Industrial Corp., Ltd. (ISCOR) ............   SAFR        3,130,000      2,816,957         0.7
    METALS - STEEL
  Gujarat Ambuja Cements - GDR{\/} ..........................   IND           320,040      2,400,300         0.6
    CEMENT
  Venezolana de Prerreducidos Caroni C.A. (Venprecar) -
   144AGDR{.} -/- {\/} ......................................   VENZ          598,293      2,168,812         0.5
    METALS - STEEL
  Indo Gulf Fertilizer & Chemical - GDR{\/} .................   IND         1,480,000      1,776,000         0.4
    CHEMICALS
                                                                                        ------------
                                                                                          19,688,136
                                                                                        ------------
Consumer Durables (2.4%)
  Singer Co. N.V.{\/} .......................................   HK            334,000      9,310,250         2.2
    APPLIANCES & HOUSEHOLD
  Tata Engineering and Locomotive Co. Ltd. - GDR{\/} ........   IND            48,000        630,240         0.2
    AUTOMOBILES
                                                                                        ------------
                                                                                           9,940,490
                                                                                        ------------
Capital Goods (0.8%)
  Hindalco Industries Ltd. - 144A GDR{.} -/- {\/} ...........   IND           105,000      3,491,250         0.8
    INDUSTRIAL COMPONENTS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $260,246,091) ................                            235,171,536        55.7
                                                                                        ------------       -----

                                                                           Principal       Market        % of Net
Fixed Income Investments                                       Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (35.5%)
  Argentina (7.9%)
    Republic of Argentina:
      Floating Rate Bond, 6.8125% due 3/31/05+  .............   USD        17,600,000     12,463,000         3.0
      Discount Bond, 6.5625% due 3/31/23+ ...................   USD        13,500,000      8,808,750         2.1
      Par Bond, 5% due 3/31/23++  ...........................   USD        10,700,000      6,072,250         1.4
      Bote 10, 5.6875% due 4/1/00+ ..........................   USD         5,250,000      3,144,750         0.7
      BOCON Pre 2, 5.9766% due 4/1/01[.] + ..................   USD         3,000,000      2,925,000         0.7
  Brazil (3.5%)
    Federal Republic of Brazil:
      C Bond, 4% due 4/15/14 (Effective rate at year end is
       6.2825%, including "payment-in-kind" bonds.)[.] ++ ...   USD        11,673,288      6,661,070         1.6
      IDU Notes, 6.375% due 1/1/01+ .........................   USD         6,650,000      5,723,156         1.4
      Par Z-L Bond, 6.8125% due 4/15/24++ ...................   USD         4,200,000      2,218,125         0.5
  Bulgaria (4.5%)
    Bulgaria:
      Discount Bond Series A, 6.75% due 7/28/24 - EURO+ .....   USD        32,000,000     17,060,000         4.0
      Discount Bond Series A, 6.75% due 7/28/24 - 144A+
       {.} ..................................................   USD         4,000,000      2,132,500         0.5

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                                                           Principal       Market        % of Net
Fixed Income Investments                                       Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Costa Rica (0.2%)
    Banco Central de Costa Rica, Principal Bond Series A,
     6.25% due 5/21/10 ......................................   USD         1,300,000   $    806,000         0.2
  Ecuador (3.1%)
    Ecuador:
      Discount Bond, 6.8125% due 2/28/25 - EURO+ ............   USD        16,750,000      8,500,625         2.0
      Par Bond, 3% due 2/28/25 - EURO++ .....................   USD        13,000,000      4,720,625         1.1
  Mexico (1.8%)
    United Mexican States:
      Par Bond Series B, 6.25% due 12/31/19+/+ ..............   USD         7,000,000      4,571,875         1.1
      Par Bond Series A, 6.25% due 12/31/19+/+ ..............   USD         3,500,000      2,285,938         0.5
    Petroleos Mexicanos (PEMEX), 6.8125% due 3/8/99 - 144A+
     {.} ....................................................   USD         1,000,000        892,500         0.2
  Nigeria (4.1%)
    Central Bank of Nigeria, Par Bond, 6.25% due 11/15/20++
     +/ + ...................................................   USD        34,000,000     16,745,000         4.0
    Nigeria Promissory Notes, 5.092% due 1/5/10++ ...........   USD         1,350,000        500,344         0.1
  Panama (0.2%)
    Panama, Interest Reduction Bond, When-issued - 3.5%, due
     6/30/14 - 144A++ {.} -/- ...............................   USD         2,200,000      1,001,000         0.2
  Poland (4.5%)
    Poland:
      Past Due Interest Bond, 3.75% due 10/27/14 - 144A++
       {.} ..................................................   USD        17,112,000     11,144,190         2.6
      Discount Bond, 6.875% due 10/27/24 - 144A+ {.} ........   USD         7,721,000      5,848,658         1.4
      Par Bond, 2.75% due 10/27/24 - 144A++ {.} .............   USD         4,334,000      2,069,485         0.5
      Par Bond, 2.75% due 10/27/24 - EURO++ .................   USD            65,000         31,038          --
  Russia (0.9%)
    Ministry Finance of Russia, 3% due 5/14/99 ..............   USD         6,000,000      3,663,750         0.9
  Turkey (0.5%)
    Republic of Turkey, PPA Series B, 7.5% due 2/21/97+  ....   USD         2,000,000      1,990,000         0.5
  Venezuela (4.3%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.5625% due 12/18/07+ ...........   USD        21,250,000     11,647,656         2.8
      Par Bond Series A, 6.75% due 3/31/20+/+  ..............   USD         6,000,000      3,438,750         0.8
      Par Bond Series B, 6.75% due 3/31/20+/+  ..............   USD         5,000,000      2,865,625         0.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $139,292,051) ..............................................                            149,931,660
                                                                                        ------------
Sovereign Debt (4.7%)
  Morocco (2.3%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.5938% due
     1/1/09+ ................................................   USD        14,250,000      9,583,125         2.3
  Peru (2.4%)
    Peru Loan Agreement (Citibank Issued) ** -/- ............   USD        12,500,000      9,062,500         2.1
    Peru Loan Agreement ** -/- ..............................   USD         1,500,000      1,087,500         0.3
                                                                                        ------------
Total Sovereign Debt (cost $21,717,163) .....................                             19,733,125
                                                                                        ------------
Corporate Bonds (1.4%)
  Colombia (0.4%)
    Celcaribe S.A. Units, 0% due 3/15/04 - 144A++ {.} -/- ...   USD         2,000,000      1,810,000         0.4

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                                                           Principal       Market        % of Net
Fixed Income Investments                                       Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Corporate Bonds (Continued)
  India (0.4%)
    Reliance Industries Ltd., Convertible Bond, 3.5% due
     11/03/99 ...............................................   USD         1,690,000   $  1,711,125         0.4
  Indonesia (0.2%)
    Asia Pulp & Paper International Finance Co., Ltd., 11.75%
     due 10/1/05  ...........................................   USD           750,000        726,825         0.2
  Peru (0.4%)
    Tele 2000 S.A., Convertible Bond, 9.75% due 4/14/97 -
     144A{.} ................................................   USD         2,000,000      1,700,000         0.4
                                                                                        ------------
Total Corporate Bonds (cost $6,612,916) .....................                              5,947,950
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $167,622,130) ..........                            175,612,735        41.6
                                                                                        ------------       -----

                                                                            No. of         Market        % of Net
Rights (0.0%)                                                  Country      Rights         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Banco Bradesco S.A. Preferred Rights, expire 1/24/96-/- ...   BRZL        3,740,099          6,163          --
    BANKS-MONEY CENTER
                                                                                        ------------       -----

TOTAL RIGHTS (cost $0)  .....................................                                  6,163          --
                                                                                        ------------       -----

                                                                           Principal       Market        % of Net
Short-Term Investments                                         Currency     Amount         Value        Assets {d}
-------------------------------------------------------------  --------   -----------   ------------   -------------
Treasury Bills (1.3%)
  Mexico (1.3%)
    Mexican Cetes: ..........................................   MXN                --             --         1.3
      Effective yield 45.60%, due 8/15/96 ...................   --         19,000,000      1,916,508          --
      Effective yield 45.50%, due 9/26/96 ...................   --         19,000,000      1,841,421          --
      Effective yield 48.10%, due 3/28/96 ...................   --         15,000,000      1,745,182          --
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $6,535,590) ..............                              5,503,111         1.3
                                                                                        ------------       -----

                                                                                           Market        % of Net
Repurchase Agreement                                                                       Value        Assets {d}
-------------------------------------------------------------                           ------------   -------------
  Dated December 29, 1995 with State Street Bank & Trust
   Company, due January 2, 1996, for an effective yield of
   5.55%, collateralized by $28,275,000 U.S. Treasury Notes,
   6.125% due 5/15/98 (market value of collateral is
   $29,050,538, including accrued interest).
   (cost $28,483,167)  ......................................                             28,483,167         6.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $462,886,978) * .....................                            444,776,712       105.3
Other Assets and Liabilities ................................                            (22,429,192)       (5.3)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $422,347,520       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

----------------

        {d}  Percentages indicated are based on net assets of $422,347,520.
       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

        (.)  Restricted securities -- At December 31, 1995, the Fund owned the following restricted security constituting 0.2% of net assets which may not be publicly sold without registration under the Securities
             Act of 1933 (Note 1). Additional information on the restricted security is as follows:
                                                                                                                     Market
                                                                                                                      Value
                                                                                                                       Per
                                                                                                                      Share
                                                                                                    Acquisition        at
           Description                                                   Acquisition Date   Shares     Cost          12/31/95
           ------------------------------------------------------------  -----------------  ------  -----------      -------
           Banco Commercial S.A. -- Reg S. GDR.........................       3/31/95       64,300  $  811,788       $14.75

          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
         **  Underlying loan agreement currently in default.
        [.]  Bond pays stated or additional interest with 'payment-in-kind'
             (PIK) bonds.
        +/+  Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
          *  For Federal income tax purposes, cost is $463,327,773 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  33,457,636
                 Unrealized depreciation:           (52,008,697)
                                                  -------------
                 Net unrealized depreciation:     $ (18,551,061)
                                                  -------------
                                                  -------------

             Abbreviations:
             ADR -- American Depository Receipt
             GDR -- Global Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1995, was concentrated in the following countries:

                                               Percentage of Net Assets {d}
                                        -------------------------------------------
                                                 Fixed Income,
                                                   Rights &      Short-Term
Country(Country Code/Currency Code)     Equity     Warrants       & Other     Total
--------------------------------------  ------   -------------   ----------   -----
Argentina (ARG/ARS)  .................                7.9                       7.9
Belize (BLZ/BZD) .....................    0.2                                   0.2
Bulgaria (BUL/LEV) ...................                4.5                       4.5
Brazil (BRZL/BRL) ....................    6.1         3.5                       9.6
Canada (CAN/CAD) .....................    0.1                                   0.1
Chile (CHLE/CLP) .....................    1.6                                   1.6
Colombia (COL/COP) ...................    3.9         0.4                       4.3
Costa Rica (CR/CRI) ..................                0.2                       0.2
Czech Republic (CZCH/CSK)  ...........    1.6                                   1.6
Ecuador (ECDR/ECS)  ..................                3.1                       3.1
Hong Kong (HK/HKD) ...................   11.1                                  11.1
India (IND/INR) ......................    3.2         0.4                       3.6
Indonesia (INDO/IDR) .................                0.2                       0.2
Korea (KOR/KRW) ......................    4.4                                   4.4
Mexico (MEX/MXN) .....................    4.2         1.8            1.3        7.3
Morocco (MOR/MAD) ....................                2.3                       2.3
Nigeria (NGE/NEN) ....................                4.1                       4.1
Pakistan (PAK/PKR)  ..................    2.2                                   2.2
Panama (PAN/PND) .....................    2.8         0.2                       3.0
Peru (PERU/PES) ......................                2.8                       2.8
Philippines (PHIL/PHP) ...............    0.6                                   0.6
Poland (POL/PLZ) .....................    0.7         4.5                       5.2
Russia (RUS/SUR) .....................                0.9                       0.9
Singapore (SING/SGD) .................    2.3                                   2.3
South Africa (SAFR/ZAR) ..............    5.7                                   5.7
Turkey (TRKY/TRL) ....................                0.5                       0.5
United Kingdom (UK/GBP) ..............    2.5                                   2.5
United States (US/USD) ...............    1.2                        1.4        2.6
Uruguay (URGY/UYP) ...................    0.4                                   0.4
Venezuela (VENZ/VEB) .................    0.9         4.3                       5.2
                                        ------        ---            ---      -----
Total  ...............................   55.7        41.6            2.7      100.0
                                        ------        ---            ---      -----
                                        ------        ---            ---      -----

----------------
{d}  Percentages indicated are based on net assets of $422,347,520.

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              STATEMENT OF ASSETS
                                AND LIABILITIES

                               December 31, 1995

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $462,886,978)
   (Note 1)..............................................     $ 444,776,712
  U.S. currency..............................     $   621
  Foreign currencies (cost $99,739)..........      99,609           100,230
                                                  -------
  Interest receivable....................................         4,063,954
  Segregated cash for when-issued securities (Note 1)....           900,000
  Dividends and dividend withholding tax reclaims
   receivable............................................           457,587
  Unamortized organizational costs (Note 1)..............           215,191
  Cash held as collateral for securities loaned (Note
   1)....................................................         6,186,800
                                                              -------------
    Total assets.........................................       456,700,474
                                                              -------------
Liabilities:
  Distribution payable (Note 1)..........................        26,292,834
  Payable for securities purchased on a when-issued basis
   (Note 1)..............................................           855,250
  Payable for investment management and administration
   fees (Note 2).........................................           612,538
  Payable for professional fees..........................            79,791
  Payable for insurance expenses.........................            68,801
  Payable for printing and postage expenses..............            35,296
  Payable for custodian fees (Note 1)....................            35,205
  Payable for transfer agent fees (Note 2)...............             9,404
  Payable for fund accounting fees (Note 1)..............             9,121
  Payable for Directors' fees and expenses (Note 2)......             4,611
  Other accrued expenses.................................           163,303
  Collateral for securities loaned (Note 1)..............         6,186,800
                                                              -------------
    Total liabilities....................................        34,352,954
                                                              -------------
Net assets...............................................     $ 422,347,520
                                                              -------------
                                                              -------------
Net asset value per share ($422,347,520 DIVIDED BY
 36,416,667 shares outstanding)..........................     $       11.60
                                                              -------------
                                                              -------------
Net assets consist of:
  Paid in capital (Notes 2 & 5)..........................     $ 545,109,494
  Accumulated net investment loss........................            (7,034)
  Accumulated net realized loss on investments and
   foreign currency transactions.........................      (104,643,097)
  Net unrealized depreciation on translation of assets
   and liabilities in foreign currencies.................            (1,577)
  Net unrealized depreciation of investments.............       (18,110,266)
                                                              -------------
Total -- representing net assets applicable to capital
 shares outstanding......................................     $ 422,347,520
                                                              -------------
                                                              -------------

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1995

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Interest income.............................................     $ 28,315,639
  Dividend income (net of foreign withholding tax of
   $320,516)..................................................        5,464,965
                                                                   ------------
    Total investment income...................................       33,780,604
                                                                   ------------
Expenses:
  Investment management fees (Note 2).........................        5,836,422
  Administration fees (Note 2)................................        1,042,218
  Custodian fees (Note 1).....................................          225,974
  Fund accounting fees (Note 2)...............................          104,918
  Amortization of organization costs (Note 1).................           70,755
  Audit fees..................................................           55,863
  Transfer agent fees (Note 2)................................           45,779
  Directors' fees and expenses (Note 2).......................           36,554
  Printing and postage expenses...............................           34,758
  Legal fees..................................................           11,600
  Insurance expenses..........................................              380
  Other expenses..............................................           47,193
                                                                   ------------
    Total expenses before reductions..........................        7,512,414
                                                                   ------------
      Expense reductions (Notes 1 & 6)........................         (107,710)
                                                                   ------------
    Total net expenses........................................        7,404,704
                                                                   ------------
Net investment income.........................................       26,375,900
                                                                   ------------
Net realized and unrealized gain (loss) on
investments and foreign currencies: (Note 1)
  Net realized loss on investments...........     $(78,313,020)
  Net realized loss on foreign currency
   transactions..............................          (66,538)
                                                  ------------
    Net realized loss during the year.........................      (78,379,558)
  Net change in unrealized depreciation on
   translation of assets and liabilities in
   foreign currencies........................           (3,021)
  Net change in unrealized depreciation of
   investments...............................       47,401,359
                                                  ------------
    Net unrealized appreciation during the year...............       47,398,338
                                                                   ------------
Net realized and unrealized loss on investments and foreign
 currencies...................................................      (30,981,220)
                                                                   ------------
Net decrease in net assets resulting from operations..........     $ (4,605,320)
                                                                   ------------
                                                                   ------------

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         JANUARY 11, 1994
                                                                         (COMMENCEMENT OF
                                                     YEAR ENDED           OPERATIONS) TO
                                                  DECEMBER 31, 1995      DECEMBER 31, 1994
                                                  -----------------      -----------------
Increase (Decrease) in net assets
Operations:
  Net investment income......................       $ 26,375,900           $ 12,914,104
  Net realized loss on investments and
   foreign currency transactions.............        (78,379,558)           (23,044,511)
  Net change in unrealized appreciation
   (depreciation) on translation of assets
   and liabilities in foreign currencies.....             (3,021)                 1,444
  Net change in unrealized appreciation
   (depreciation) of investments.............         47,401,359            (65,511,625)
                                                  -----------------      -----------------
    Net decrease in net assets resulting from
     operations..............................         (4,605,320)           (75,640,588)
                                                  -----------------      -----------------
Distributions to shareholders: (Note 1)
  From net investment income.................        (26,292,834)           (12,745,833)
  In excess of net realized gain on
   investments...............................                 --             (3,641,667)
                                                  -----------------      -----------------
    Total distributions......................        (26,292,834)           (16,387,500)
                                                  -----------------      -----------------
Capital share transactions: (Notes 2 & 5)
  Increase from capital shares sold and
   reinvested................................                 --            544,800,000
Adjustment to estimate of initial offering
expenses.....................................            373,757                     --
                                                  -----------------      -----------------
    Total increase (decrease) in net
     assets..................................        (30,524,397)           452,771,912
Net assets:
  Beginning of year..........................        452,871,917                100,005
                                                  -----------------      -----------------
  End of year................................       $422,347,520           $452,871,917
                                                  -----------------      -----------------
                                                  -----------------      -----------------

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements and market price data for the shares.

                                                                    JANUARY 11, 1994
                                              YEAR ENDED      (COMMENCEMENT OF OPERATIONS)
                                          DECEMBER 31, 1995       TO DECEMBER 31, 1994
                                          ------------------  -----------------------------
Per Share Operating Performance:
Net asset value, beginning of period....     $     12.44               $    15.00
                                              ----------               ----------
Income from investment operations:
  Net investment income.................            0.72                     0.35
  Net realized and unrealized loss on
   investments..........................           (0.84)                   (2.46)
                                              ----------               ----------
    Net decrease from investment
     operations.........................           (0.12)                   (2.11)
                                              ----------               ----------
Distributions to shareholders:
  From net investment income............           (0.72)                   (0.35)
  From net realized gain on
   investments..........................              --                    (0.10)
                                              ----------               ----------
    Total distributions.................           (0.72)                   (0.45)
                                              ----------               ----------
Net asset value, end of period..........     $     11.60               $    12.44
                                              ----------               ----------
                                              ----------               ----------
Market value, end of period.............     $      9.75               $     9.75
                                              ----------               ----------
                                              ----------               ----------
Total investment return (based on market
 value).................................            6.60 %                 (32.16)%+
Ratios and supplemental data:
Net assets, end of period (in 000's)....     $   422,348               $  452,872
Ratio of net investment income to
 average net assets.....................            6.33 %                   2.75 %++
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
 6).....................................            1.77 %                   2.01 %++
  Without expense reductions............            1.80 %                   2.01 %++
Portfolio turnover rate.................              75 %                     56 %

----------------

  +  Not annualized.
 ++  Annualized.

    The accompanying notes are an integral part of the financial statements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                    NOTES TO
                              FINANCIAL STATEMENTS

                               December 31, 1995

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
G.T. Global Developing Markets Fund, Inc. ("Fund") is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act") as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and, therefore, the financial statements may include certain estimates made by management.

(A)  PORTFOLIO VALUATION
Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by LGT Asset Management, Inc. ("LGT", formerly known as G.T. Capital Management, Inc.) to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for securities or, if such prices are not available, at prices for securities of comparative maturity, quality and type; however, when LGT, the Fund's investment manager, deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Directors.

(B)  FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations existing from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term investments, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C)  REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity. LGT is responsible for determining that the value of these underlying securities remain at least equal to the resale price.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

(D)  FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities or to hedge against adverse fluctuations in exchange rates between currencies.

(E)  OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid, high grade debt securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.
out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to collection of income on securities, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the market risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H)  PORTFOLIO SECURITIES LOANED
At December 31, 1995, stocks with an aggregate value of approximately $5,850,725 were on loan to brokers. The loans were secured by cash collateral of $6,186,800 received by the Fund. For international securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of each loan. For the year ended December 31, 1995, the Fund received securities lending income of $25,975 which was used to reduce the Fund's custodian fees.

(I)  TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, and unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $97,642,512 of which $19,638,152 expires in 2002 and $78,004,360 expires in
2003.

(J)  DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K)  DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the Fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states aggregated $353,775. These expenses are being amortized on a straightline basis over a five-year period.

(L)  FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M)  INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N)  RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(O)  SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
The Fund may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund has set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

2. INITIAL CAPITALIZATION AND OFFERING OF SHARES
The Fund was established as a Maryland Corporation on November 5, 1993. During the period November 5, 1993 to January 10, 1994, the Fund had no operations other than those related to organizational matters, including the initial capital contribution of $100,005 and the issuance of 6,667 shares of beneficial interest to LGT.

On January 11, 1994 (commencement of operations), the Fund completed the initial public offering of 36,410,000 shares for which it received gross proceeds of $546,150,000, before deducting $976,243 of initial offering expenses.

3. RELATED PARTIES
LGT is the Fund's investment manager and administrator. The Fund pays LGT investment management fees, which are computed weekly and paid monthly, at the annualized rate of 1.40% of the Fund's average weekly net assets. LGT also acts as administrator of the Fund. The Fund pays LGT administration fees, which are computed and paid monthly, at an annualized rate of 0.25% of the Fund's average weekly net assets.

Effective July 1, 1995, LGT has assumed the role of pricing and accounting agent for the Fund. The monthly fee for these services to LGT is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% of the first $5 billion of assets of all registered mutual funds advised by LGT ("GT Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the GT Funds. For the year ended December 31, 1995, the Fund paid fund accounting fees of $45,399 to LGT.

The Fund pays each of its Directors who is not an employee, officer or director of LGT or any of its affiliated companies $5,000 per year plus $300 for each meeting of the board attended by the Directors.

4. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1995, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $303,069,740 and $293,328,048, respectively. There were no purchases or sales of U.S. government obligations by the Fund for the year.

5. CAPITAL SHARES
At December 31, 1995, the Fund is authorized to issue 100 million shares of capital stock, $0.001 par value, all of which is classified as Common Stock.

6. EXPENSE REDUCTIONS
LGT has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1995, the Fund's expenses were reduced by $81,735 under these arrangements.

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

7. QUARTERLY RESULTS OF OPERATIONS (000'S OMITTED) (UNAUDITED)

                                                    TOTAL INVESTMENT
                                                                           NET INVESTMENT
                                                         INCOME                INCOME
                                                    -----------------     -----------------
                                                               PER                   PER
FOR THE PERIOD                                       TOTAL    SHARE        TOTAL    SHARE
--------------------------------------------------  -------  --------     -------  --------
January 11, 1994 (commencement of operations)
 through
 March 31, 1994...................................  $ 3,937    $ .11      $ 1,973    $  .05
April 1, 1994 through June 30, 1994...............    4,826      .13        2,452       .07
July 1, 1994 through September 30, 1994...........    5,646      .16        3,128       .09
October 1, 1994 through December 31, 1994.........    7,944      .21        5,361       .14
                                                    -------  --------     -------  --------
  Total...........................................  $22,353    $ .61      $12,914    $ 0.35
                                                    -------  --------     -------  --------
                                                    -------  --------     -------  --------
January 1, 1995 through March 31, 1995............  $ 8,590    $0.24      $ 6,627    $ 0.18
April 1, 1995 through June 30, 1995...............    8,994     0.24        6,946      0.19
July 1, 1995 through September 30, 1995...........    8,789     0.24        7,644      0.21
October 1, 1995 through December 31, 1995             7,408     0.21        5,159      0.14
                                                    -------  --------     -------  --------
  Total...........................................  $33,781    $0.93      $26,376    $ 0.72
                                                    -------  --------     -------  --------
                                                    -------  --------     -------  --------

                                                    NET REALIZED AND

                                                     UNREALIZED GAIN        NET INCREASE
                                                        (LOSS) ON
                                                     INVESTMENTS AND      (DECREASE) IN NET
                                                         FOREIGN          ASSETS RESULTING
                                                       CURRENCIES          FROM OPERATIONS
                                                    -----------------     -----------------
                                                                PER                   PER
FOR THE PERIOD                                       TOTAL     SHARE       TOTAL     SHARE
--------------------------------------------------  --------   ------     --------   ------
January 11, 1994 (commencement of operations)
 through
 March 31, 1994...................................  $(67,500)  $(1.85)    $(65,527)  $(1.80)
April 1, 1994 through June 30, 1994...............   (26,167)   (0.76)     (23,715)    (.69)
July 1, 1994 through September 30, 1994...........    75,473     2.07       78,601     2.16
October 1, 1994 through December 31, 1994.........   (70,361)   (1.92)     (65,000)   (1.78)
                                                    --------   ------     --------   ------
  Total...........................................  $(88,555)  $(2.46)    $(75,641)  $(2.11)
                                                    --------   ------     --------   ------
                                                    --------   ------     --------   ------
January 1, 1995 through March 31, 1995............  $(92,278)  $(2.53)    $(85,651)  $(2.35)
April 1, 1995 through June 30, 1995...............    49,525     1.35       56,471     1.54
July 1, 1995 through September 30, 1995...........     8,909     0.25       16,553     0.46
October 1, 1995 through December 31, 1995              2,863     0.09        8,022     0.23
                                                    --------   ------     --------   ------
  Total...........................................  $(30,981)  $(0.84)    $ (4,605)  $(0.12)
                                                    --------   ------     --------   ------
                                                    --------   ------     --------   ------

8. PER SHARE SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                                                                      NET ASSET VALUE        MARKET PRICE*
                                                                                    --------------------  --------------------
                                                                                      HIGH        LOW       HIGH        LOW
                                                                                    ---------  ---------  ---------  ---------
January 11, 1994 (commencement of operations) through March 31, 1994..............  $   15.53  $   13.71  $  15.250  $  11.625
April 1, 1994 through June 30, 1994...............................................      13.16      12.17     12.500     10.500
July 1, 1994 through September 30, 1994...........................................      14.71      12.53     13.125     10.750
October 1, 1994 through December 31, 1994.........................................      14.78      12.44     12.375      9.625

January 1, 1995 through March 31, 1995............................................  $   11.73  $    9.41  $  10.125  $   7.250
April 1, 1995 through June 30, 1995...............................................      11.84      10.28     10.000      8.500
July 1, 1995 through September 30, 1995...........................................      12.29      11.94     10.125      9.250
October 1, 1995 through December 31, 1995.........................................      12.09      11.38      9.875      8.875


                                                                                     VOLUME**
                                                                                    -----------
January 11, 1994 (commencement of operations) through March 31, 1994..............      11,998
April 1, 1994 through June 30, 1994...............................................       5,259
July 1, 1994 through September 30, 1994...........................................       6,592
October 1, 1994 through December 31, 1994.........................................      10,224
January 1, 1995 through March 31, 1995............................................      10,326
April 1, 1995 through June 30, 1995...............................................       6,144
July 1, 1995 through September 30, 1995...........................................       7,991
October 1, 1995 through December 31, 1995.........................................      11,822

------------------
  * As reported on the New York Stock Exchange.

 ** In thousands, as reported on all exchanges.

PROXY RESULTS (UNAUDITED)
During the year ended December 31, 1995, G.T. Global Developing Markets Fund, Inc. stockholders voted on the following proposals. The proposals were approved at the first annual meeting of the stockholders on June 21, 1995. The description of the proposals and number of shares voted are as follows:

                                                                                                                    SHARES VOTED
                                                                                                   SHARES VOTED       WITHHELD
                                                                                                       FOR            AUTHORITY
                                                                                                   ------------   -----------------
1. To elect the Fund's Board of Directors:                      C. Derek Anderson                   31,356,761        1,244,850
                                                                Frank S. Bayley                     31,365,753        1,235,859
                                                                David A. Minella                    31,356,487        1,245,125
                                                                Arthur C.
                                                                Patterson                           31,358,369        1,243,242
                                                                Ruth H. Quigley                     31,363,468        1,238,143


                                                                                    SHARES VOTED   SHARES VOTED     SHARES VOTED
                                                                                        FOR          AGAINST           ABSTAIN
                                                                                    ------------   ------------   -----------------
2. To elect Coopers & Lybrand L.L.P. as the Fund's independent
   accountants:                                                                      31,652,922        737,148          211,541

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                     NOTES

--------------------------------------------------------------------------------

                   G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                                     NOTES

--------------------------------------------------------------------------------

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE